UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Gaiam, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JUNE 22, 2006

To our shareholders:

The 2006 annual meeting of shareholders of Gaiam, Inc., a Colorado corporation, will be held on Thursday, June 22, 2006, at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, for the following purposes:

1.               to elect directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.               to vote on a proposal to amend Gaiam’s 1999 Long-Term Incentive Plan in order to increase the number of shares which may be issued pursuant to the plan; and

3.               to transact such other business as may properly come before the annual meeting, or any adjournment(s) or postponement(s) thereof.

Gaiam’s board of directors has fixed the close of business on Tuesday, April 25, 2006, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder of Gaiam prior to the annual meeting, upon written request showing a proper purpose, during normal business hours at Gaiam’s Broomfield, Colorado office. Only shareholders of record on the April 25, 2006 record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

A copy of Gaiam’s Annual Report for the year ended December 31, 2005, a proxy statement and a proxy card accompany this notice. These materials are first being sent to shareholders on or about May 31, 2006.

Shareholders are cordially invited to attend the annual meeting in person. To assure you are represented at the annual meeting, please complete and sign the enclosed proxy card and return it promptly.

By Order of the Board of Directors,

Lynn Powers, Secretary Broomfield, Colorado May 31, 2006

YOUR VOTE IS IMPORTANT. WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2006

This proxy statement and the accompanying proxy card are being furnished to the shareholders of Gaiam, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of Gaiam for use at its 2006 annual meeting of shareholders to be held on Thursday, June 22, 2006, starting at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournment(s) or postponement(s) thereof. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about May 31, 2006.

PURPOSE OF ANNUAL MEETING

At the annual meeting, shareholders will be asked: (i) to elect directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; (ii) to vote on a proposal to amend Gaiam’s 1999 Long-Term Incentive Plan in order to increase the number of shares which may be issued pursuant to the plan; and (iii) to transact such other business as may properly be brought before the annual meeting. Our Board recommends a vote “FOR” the election of the nominees for directors of Gaiam listed below, and the proposal listed herein.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Tuesday, April 25, 2006, will be entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 15,358,378 shares of Class A Common Stock, par value $.0001, and 5,400,000 shares of Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of Class A Common Stock as of the record date are entitled to one vote for each share held and holders of Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of the Class A and Class B Common Stock will vote together. Once a quorum is present, the affirmative vote of a majority of the votes eligible to be cast on any subject matter shall be the act of the shareholders, other than with respect to the election of directors as described below.

Mr. Jirka Rysavy, our Chairman and Chief Executive Officer, holds all 5,400,000 outstanding shares of Class B Common Stock and 1,664,000 shares of Class A Common Stock (or approximately 11% of the outstanding shares of Class A Common Stock). These shares are sufficient to constitute a quorum and to elect all Gaiam directors and approve the other proposal, and Mr. Rysavy has indicated that he plans to be present at the meeting and vote in favor of the directors nominated by our Board and the other proposal.

All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Gaiam a written revocation of the proxy, (b) appearing at the annual meeting and voting in person, or (c) submitting to Gaiam a duly executed proxy bearing a later date.

The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by Gaiam. In addition, officers, directors and regular employees of Gaiam may solicit proxies by written communication, telephone or telegraph. These persons will receive no special compensation for any solicitation activities.

IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY) AND “FOR” PROPOSAL 2 BELOW. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY GAIAM’S BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. JIRKA RYSAVY, WHO HOLDS APPROXIMATELY 11% OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK AND 100% OF THE OUTSTANDING SHARES OF CLASS B COMMON STOCK, HAS INFORMED GAIAM THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE NOMINEES AND PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees for Election as Directors

The Board proposes that Jirka Rysavy, Lynn Powers, James Argyropoulos, Barnet M. Feinblum, David Golden, Barbara Mowry, Ted Nark and Paul H. Ray be elected as directors of Gaiam, to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.  Unless contrary instructions are given, the proxies will be voted for these nominees. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

The names of the nominees, their ages as of December 31, 2005, the years in which they began serving as directors if applicable, and their positions are set forth below.   Each of the nominees, except David Golden, is currently serving as a director of Gaiam.

JIRKA RYSAVY—age 51—Founder, Chairman and Chief Executive Officer of Gaiam. He has been Chairman since Gaiam’s inception and became our full-time Chief Executive Officer in December 1998. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its

Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods market, which was sold in 1987 to become the first Wild Oats Markets store.

LYNN POWERS—age 56—President, Director and Chief Executive Officer of North American operations of Gaiam. Ms. Powers has been President and a Director since February 1996.  From February 1996 until September 2001, she was Chief Operating Officer, when she was promoted to Chief Executive Officer of North American operations.  From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products.  Before that, Ms. Powers was Senior Vice President Marketing/Strategic Development and Vice President Merchandising of Miller’s Outpost, a specialty retailer.

JAMES ARGYROPOULOS—age 62—Director since May 2002. Mr. Argyropoulos has been primarily engaged as a private investor over the last fifteen years.  Mr. Argyropoulos founded The Walking Company, a lifestyle specialty retailer, and served as its Chairman from 1992 until 2004. Previously Mr. Argyropoulos served as Chairman and Chief Executive Officer of The Cherokee Group Inc., a shoe manufacturing and apparel business he founded in 1972.

BARNET M. FEINBLUM—age 58—Director since October 1999. Mr. Feinblum is the President and Chief Executive Officer of Organic Vintners, a marketer of organic wines. Mr. Feinblum was the President, Chief Executive Officer and Director of Horizon Organic Dairy from May 1995 to January 2000. From July 1993 through March 1995, Mr. Feinblum was the President of Natural Venture Partners, a private investment company. From August 1976 until August 1993, Mr. Feinblum held various positions at Celestial Seasonings, Inc., including President, Chief Executive Officer, and Chairman of the Board. Mr. Feinblum is also a director of Seventh Generation, Inc.

DAVID GOLDEN—age 47 — Mr. Golden is Executive Vice President and Chief Financial Officer of Revolution.  From February 1988 to March 2006, Mr. Golden was with JP Morgan and a predecessor firm, Hambrecht & Quist, where he was director of mergers and acquisitions and, most recently, director of JP Morgan global investment banking for media, telecommunication and technology as well as a member of the management committee.

BARBARA MOWRY—age 58—Director since October 1999. Since 2003, Ms. Mowry has been Chief Executive Officer of Silver Creek Systems, a provider of enterprise data usability software.  From 1997 until February 2001, Ms. Mowry was the President and Chief Executive Officer of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of Telecommunications, Inc. (cable television) from 1995 to 1997; and UAL, Inc. (airline) from 1983 to 1990. In 1990, Ms. Mowry founded, and until 1995 served as Chief Executive Officer of, The Mowry Company, a relationship marketing firm focusing on the development of long-term customer relationships for businesses.

TED NARK—age 47—Director since June 2005.  Mr. Nark served as Chief Executive Officer of White Cap Construction Supply, a distributor of specialty hardware, tools and materials to construction contractors, from April 2002 through January 2006.  From 1998 until 2002, Mr. Nark was the Chief Executive Officer and Manager Director of Corporate Express Australia, a publicly traded business to business office product distribution company in Australia.  From 1992 until 1998, Mr. Nark worked for Corporate Express, Inc., as Northwest Division President from 1992 to 1995, and then as Group President from 1995 to 1998.  Mr. Nark also serves on the Board of Directors of FTD Group, Inc. and Leslie’s Poolmart, Inc.

PAUL H. RAY—age 66—Director since October 1999.  Since 2000, Mr. Ray has been the Chief Executive Officer of Integral Partnerships LLC, a consulting firm specializing in Cultural Creative topics. From 1986 until 2000, he was Executive Vice President of American LIVES, Inc., a market research and opinion-polling firm. Prior to joining American LIVES, Mr. Ray was Chief of Policy Research on Energy Conservation at the Department of Energy, Mines and Resources of the Government of Canada from 1981 to 1983. From 1973 to 1981, Mr. Ray was Associate Professor of Urban Planning at the University of Michigan. He is the author of “The Integral Culture Survey,” which first identified the Cultural Creatives subculture.

Each director serves for a one-year term.

Directors will be elected by a plurality of the votes cast. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the election of these nominees for director.  Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE NOMINEES OF THE BOARD

PROPOSAL 2—AMENDMENT OF GAIAM, INC. 1999 LONG-TERM INCENTIVE PLAN

General

The Board of Directors recommends that the shareholders approve an amendment to Gaiam’s 1999 Long-Term Incentive Plan to increase the number of shares of Class A Common Stock permitted to be granted. The amendment would provide that a maximum of 3,000,000 shares of Class A Common Stock be authorized for issuance under the Incentive Plan. Currently a maximum of 2,100,000 shares of Class A Common Stock is authorized for issuance under the Incentive Plan.  The following is a summary of the material features of the Incentive Plan, which is attached as Exhibit A.

Summary Of The Incentive Plan

The Incentive Plan was initially approved by shareholders on October 24, 1999. In 2002, the shareholders approved an increase in the number of shares of Class A Common Stock authorized for issuance from 1,600,000 to 2,100,000.

The purpose of the Incentive Plan is to advance the interests of Gaiam and its shareholders by providing incentives to certain employees of Gaiam and other key individuals who perform services for Gaiam, including those who contribute significantly to the strategic and long-term performance objectives and growth of Gaiam. The Incentive Plan is administered by the Board of Directors or, if the Board of Directors so designates, by a committee of the Board of Directors. Gaiam’s Board of Directors has designated the Board’s Compensation Committee to administer the Incentive Plan. The Committee may delegate administrative responsibilities if so permitted by applicable law, other than with respect to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934. The Incentive Plan provides for the granting of several types of awards, including stock options, stock appreciation rights or SARs, restricted stock, performance grants and other awards deemed by the Committee to be consistent with the purposes of the Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the Committee.

As amended, a maximum of 3,000,000 shares of Class A Common Stock will be authorized to be issued under the Incentive Plan in connection with the grant of awards, subject to adjustments described below. Currently 2,100,000 shares of Class A Common Stock are authorized to be issued under the Incentive Plan. Since 1999, 832,944 shares have been issued upon exercise of options and awards. At April 28, 2006, 1,125,454 shares were reserved for issuance upon exercise of outstanding options, representing approximately 5.4% of Gaiam’s outstanding shares. Class A Common Stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If Class A Common Stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights is reacquired by Gaiam pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Class A Common Stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

The Committee has exclusive discretion to select which employees and other key individuals performing services for Gaiam to whom awards will be granted; to determine the type, size and terms of each award; to modify within certain limits the terms of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Incentive Plan and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Incentive Plan. The Committee has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding. Gaiam anticipates that approximately 400 employees will be eligible to participate in the Incentive Plan.

Awards under the Incentive Plan

Stock Options. A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of Class A Common Stock at a price fixed by the Committee. The option exercise price for nonqualified options may be equal to or greater than the fair market value of the Class A Common Stock. In the case of incentive stock options, the option exercise price may not be less than the fair market value of the underlying shares of Class A Common Stock on the date of grant and, with respect to incentive stock options granted to employees of Gaiam or any affiliate who own more than 10% of the voting power of all classes of the stock of Gaiam or any affiliate, the option exercise price may not be less than 110% of fair market value on the date of the grant.

Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to employees who own more than 10% of Gaiam’s stock, five years, after the date on which they are granted. Stock options become exercisable at such times and in such installments as the Committee determines. Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering to Gaiam shares of Class A Common Stock, by a combination thereof or by any other means that the Committee deems appropriate (including, without limitation, the surrender of rights in one or more outstanding awards).

Other Awards. The Incentive Plan also authorizes several other types of awards.  These include stock appreciation rights (rights to receive, without payment to Gaiam, cash, Class A Common Stock, other property or any combination thereof, based on the increase in the value of the number of shares of Class A Common Stock specified in the award), restricted stock (an award of a number of shares of Class A Common Stock that are subject to certain restrictions, such as a requirement that the shares shall be forfeited if the holder’s employment or performance of services for Gaiam terminates), and performance grants (cash, shares of Class A Common Stock, other consideration such as other Gaiam securities or property or a combination thereof that is paid based on the performance of the holder, Gaiam, one or more of Gaiam’s subsidiaries, divisions or units, or any combination).

Additional Information

Under the Incentive Plan, if any change in the outstanding shares of Class A Common Stock occurs by reason of a stock split, stock dividend, combination, subdivision or exchange of shares, recapitalization, merger, consolidation, reorganization or other extraordinary or unusual event, the Committee may direct appropriate changes in the terms of any award or the number of shares of Class A Common Stock available for awards. Such changes may include the number or kind of securities that may be issued, the number or kind of securities subject to, or the option exercise price under, any outstanding stock option, the number or kind of securities which have been awarded as restricted stock or any repurchase option price relating thereto, the number or value of performance grants, the number or value of any other award, or any measure of performance of any award.

The Incentive Plan permits the Committee to determine whether it is advisable for Gaiam or any affiliate to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard. Such assistance may take any form and be on such terms as the Committee considers appropriate including, without limitation, a direct loan, a guaranty of the obligation to a third party or the maintenance by Gaiam or an affiliate of deposits with a bank or third party.

The Committee may permit payment taxes required to be withheld with respect to an award in any appropriate manner (including, without limitation, by the surrender to Gaiam of shares of Class A Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award).

Generally, no awards under the Incentive Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, although the Committee approve transfers of awards to employees and, without payment of consideration, to immediate family members and related parties.

The expenses of the Incentive Plan are borne by Gaiam. The Incentive Plan terminates upon the earlier of the adoption of a resolution by the Board terminating the Incentive Plan and June 1, 2009, unless extended for up to an additional five years for the grant of awards other than incentive stock options by action of the Board of Directors of Gaiam. The Board of Directors may amend the Incentive Plan at any time and from time to time for any purpose consistent with the goals of the Incentive Plan. However, if failure to obtain shareholder approval would adversely affect compliance of the Incentive Plan with Rule 16b-3 promulgated under the Exchange Act (or other applicable law or regulation) no amendment shall be effective unless and until approved by shareholders.

Federal Income Tax Consequences

The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

Incentive Stock Options. No taxable income is realized by the employee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the employee. If the employee does not dispose of the shares received upon exercise of an incentive stock option within two years from the date of grant (or within one year after the transfer of such shares to the employee), then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the employee as a long-term capital gain and any loss sustained will be a long-term capital loss.  In that case, no deduction will be allowed to Gaiam for federal income tax purposes.

If the shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the employee will realize ordinary income in the year of disposition.  The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms’-length sale of such shares) over the exercise price thereof, and Gaiam will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by Gaiam. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A Common Stock.

If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.

Nonqualified Options. No income is realized by the employee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, at exercise, ordinary income is realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Gaiam receives a tax deduction for the same amount.  At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards. The grant of a stock appreciation right does not result in income for the employee or in a deduction for Gaiam. Upon the exercise of an SAR, generally the employee recognizes ordinary income and Gaiam is entitled to a deduction measured by the fair market value of any amounts received by the employee.

An employee receiving restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. Gaiam is entitled to a corresponding tax deduction for the amount of ordinary income recognized by the employee.  However, an employee who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), less any amount paid. If the shares subject to such election are forfeited, the employee will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the appreciation or depreciation since the shares became transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued) will be treated as long-term or short-term capital gain or loss. The holding period to determine whether the employee has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the employee elected immediate recognition of income under Section 83(b)).

An employee receiving a performance award will generally be subject to tax at ordinary income rates on any cash received and on the fair market value of any Class A Common Stock issued under the award, and Gaiam will generally be entitled to a deduction equal to the amount of ordinary income realized by the employee. The capital gain or loss holding period for any Class A Common Stock distributed under a performance award will begin when the employee recognizes ordinary income relating to the award.

Plan Benefits.  It is not possible to determine awards that will be made under the Incentive Plan. The amendment would not have resulted in any changes in the number of awards granted to date under the Incentive Plan. The amendment will increase the number of shares of Class A Common Stock available for awards under the Incentive Plan in the future.

At the meeting, the amendment to the Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal. Jirka Rysavy, who holds approximately 11% of the outstanding shares of Class A Common Stock and 100% of the outstanding shares of Class B Common Stock, has informed Gaiam that he intends to vote his shares in favor of the proposal to amend the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE PROPOSAL TO APPROVE THE AMENDMENT TO THE INCENTIVE PLAN

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Gaiam Board of Directors meets regularly during the year.  The Board of Directors has determined that each of Messrs. Argyropoulos, Feinblum, Nark and Ray and Ms. Mowry are independent as defined by the listing standards of the NASDAQ Stock Market.

In 2005, our Board held ten meetings, including regularly scheduled and special meetings. Each director who served as director attended over 75% of the aggregate number of meetings of our Board and of the committees of our Board on which the director served during 2005; except for Messrs. Ray and Nark, who attended 67% of the Board and committee meetings during 2005.

The Board expects a majority of its directors to attend the annual meeting, and in 2005, five of the six directors attended the annual meeting.  Gaiam’s policy on attendance by directors at the annual meeting encourages our directors to attend the annual meeting unless they have a scheduling conflict.

The Board of Directors generally has four regularly scheduled meetings during the year, and our five independent directors generally schedule their executive sessions (without management present) adjacent to a regularly scheduled Board meeting.  Our Board has standing audit and compensation committees. We have adopted written charters for both committees.

Audit Committee.    During 2005, the Audit Committee consisted of Messrs. Feinblum and Argyropoulos and Ms. Mowry, and each member of the committee is independent within the meaning of rules of NASDAQ Stock Market. During 2005, Barnet Feinblum served as chairperson of the Audit Committee and was an “audit committee financial expert,” as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for the appointment, compensation and oversight of Gaiam’s auditor and for approval of any non-audit services provided by the auditor. The Audit Committee also oversees (a) management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and (c) management’s establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. The Audit Committee held six meetings during 2005.

Compensation Committee.    The Compensation Committee consisted of Messrs. Feinblum, Argyropoulos and Ray and Ms. Mowry during 2005. During 2005, Barbara Mowry served as chairperson of the Compensation Committee. The Compensation Committee establishes compensation amounts and policies applicable to our executive officers, establishes salaries, bonuses and other compensation plans and matters for our executive officers and administers Gaiam’s stock option plans and employee stock purchase plan. The Compensation Committee held five meetings during 2005.

We do not have a nominating committee, and nominations for directors are made by our full Board. Gaiam is exempt from NASDAQ Stock Market rules with respect to nominating committees because Gaiam may be deemed a controlled company on the basis of Mr. Rysavy’s control of more than 50% of Gaiam’s voting power, and in light of Mr. Rysavy’s control, our Board does not believe a nominating committee would serve a purpose.  Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our Board. Generally, written notice of a proposed nomination must be received by Gaiam’s Corporate Secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year’s proxy materials.

Directors’ Compensation

Directors who are not employees of Gaiam or its affiliates are paid a fee of $3,000 for each meeting of our Board that they attend, and a fee of $1,000 for each telephonic meeting attended. In addition, non-employee directors are paid a fee of $500 for attendance at each committee meeting and $250 for each telephonic meeting attended.  Non-employee chairpersons of each standing committee receive an annual fee of $2,000. All directors elected to receive their 2005 compensation in Gaiam common stock, except Mr. Ray and Mr. Nark, who elected to receive cash compensation.

EXECUTIVE OFFICERS OF GAIAM

The executive officers of Gaiam, Inc., their positions and their respective ages at December 31, 2005 were as follows:

Name	Age	Position

Jirka Rysavy	51	Chairman of the Board and Chief Executive Officer

Lynn Powers	56	President, Director, Secretary and CEO of North American Operations

Janet Mathews	50	Vice President and Chief Financial Officer

Lou Weiss	37	President, Gaiam Direct

Executive officers are elected annually by Gaiam’s Board of Directors.  Mr. Rysavy, Ms. Powers and Ms. Mathews have been employed by Gaiam for more than the past five years.

Mr. Weiss joined Gaiam in September 2005 following our acquisition of assets from Good Times Entertainment, where he had been Senior Vice President. Previously, he held a series of executive roles at new media and Internet companies, including Co-Founder and President of Blue Dolphin Group, an Internet-based marketer of subscription services; and Vice President and General Manager of AirMedia, the world’s first wireless Internet broadcast network. From 1991 to 1995, Mr. Weiss worked at Sony Corp. of America, where he began his career in the Corporate Strategy division and was promoted to National Sales and Marketing Manager for Sony’s U.S. Wireless Telecomm business.  He was graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a B.S. in Economics.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2006, except as noted, for (i) each person (or group of affiliated persons) who, insofar as Gaiam has been able to ascertain, beneficially owned more than 5% of the outstanding shares of Class A or Class B Common Stock of Gaiam, (ii) each director and nominee for director, (iii) each executive officer named in the table above, and (iv) all current directors and executive officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner(1)		Amount and Nature of Beneficial Ownership(2)	Percent of Class

Class A	Jirka Rysavy	(3)	7,064,000	34.03%
	Prentice Capital Management, LP	(4)	3,379,814	22.01%
	Revolution Living LLC	(5)	2,500,000	16.28%
	Columbia Wanger Asset Management, L.P.	(6)	1,212,000	7.89%
	Lynn Powers	(7)	383,000	2.45%
	James Argyropoulos	(7)(8)	237,491	1.55%
	Janet Mathews	(7)	42,200	*
	Barnet Feinblum	(7)(9)	31,717	*
	Barbara Mowry	(7)	22,833	*
	Paul Ray	(7)	16,121	*
	Ted Nark	(7)	5,247	*
	David Golden	(5)	—	—
	All directors and officers as a group (10 persons)	(3)(7)	7,807,609	36.94%

Class B	Jirka Rysavy		5,400,000	100.0%
	All directors and officers as a group (10 persons)		5,400,000	100.0%

*  Indicates less than one percent ownership

(1)                                  The address of all persons listed is 360 Interlocken Blvd., Broomfield, Colorado, 80021, except as otherwise noted.

(2)                                  This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Ds and 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts include stock options exercisable within 60 days of April 28, 2006.

(3)                                  Includes 5,400,000 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.

(4)                                  Based on a Schedule 13D filed as of July 8, 2005.  Includes shares managed by Prentice Capital Management, LP and Michael Zimmerman.  The address for Prentice Capital Management, LP is 623 Fifth Avenue, 32rd Floor, New York, New York 10022.

(5)                                  Based on a Schedule 13D filed as of August 15, 2005. The address for Revolution Living LLC is 1717 Rhode Island Avenue, N.W., Washington, DC 20036.  Revolution, LLC, the Stephen M. Case Revocable Trust and Stephen M. Case may be deemed to beneficially own such shares.  David Golden is Executive Vice President and Chief Financial Officer of Revolution, LLC.

(6)                                  Based on a Schedule 13G filed as of February 14, 2006. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(7)                                  Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of April 28, 2006: Ms. Powers, 284,000; Mr. Argyropoulos, 10,000; Ms. Mathews, 41,600; Mr. Feinblum, 10,000; Ms. Mowry, 10,000; Mr. Nark, 5,000 and Mr. Ray, 10,000.

(8)                                  Includes 220,000 shares of Class A Common Stock held by Argyropoulos Investors.

(9)                                  Includes 4,000 shares of Class A Common Stock held by Mr. Feinblum’s wife, as to which Mr. Feinblum disclaims beneficial ownership.

SUMMARY COMPENSATION TABLE (1)

The following table sets forth certain summary information regarding individual compensation paid to our Chief Executive Officer and other four most highly compensated officers of Gaiam for all services rendered in all capacities to Gaiam and its subsidiaries for the years ended December 31, 2005, 2004 and 2003:

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	Other Compensation ($) (1)
Jirka Rysavy Chairman and Chief Executive Officer	2005 2004 2003	205,000 166,154 166,923	— — —	— — —	— — —

Lynn Powers President, Director, Secretary and CEO of North American Operations	2005 2004 2003	205,000 166,154 166,923	— — —	— — 200,000	— — —

Janet Mathews Vice President and Chief Financial Officer	2005 2004 2003	164,615 150,308 140,000	— — —	— — 40,000	— — —

Lou Weiss (2) President — Gaiam Direct	2005 2004 2003	81,115 — —	25,000 — —	75,000 — —	— — —

Mark Lipien Vice President — Operations	2005 2004 2003	141,827 132,116 129,616	10,000 — —	— — 10,000	— — —

(1)          No other annual compensation payments, awards of restricted stock, or payouts under long term incentive plans (as defined by the applicable federal securities regulations) were made during 2005, 2004 or 2003. Therefore the columns for such compensation otherwise required by applicable federal securities regulations have been omitted.

(2)          Mr. Weiss joined Gaiam in September 2005.

Stock Option Grants

The following table provides information with respect to the individual stock option grants during 2005 to the officers named in the Summary Compensation table under Gaiam’s 1999 Long-Term Incentive Plan. Options granted under the plan vest at 2% per month during the 11th through 60th month after the grant.

OPTION GRANTS IN LAST YEAR

Name	Number of Securities Underlying Options Granted (#)	Individual Grants Percent of Total Options Granted to Employees in Year	Exercise or Base Price ($/Share)	Expiration Date

					Potential Realizable
					Value at Assumed Rates
					of Stock Appreciation for
					Option Term(1)
					5% ($)	10% ($)

Lou Weiss	75,000	36.3%	$10.22	September 15, 2012	$312,042	$727,192

(1) The 5% and 10% assumed annual rates of compound stock price appreciation over the term of the options are computed in accordance with the rules and regulations of the Securities and Exchange Commission and do not represent Gaiam’s estimate of stock price appreciation or a projection by Gaiam of future stock prices.

Stock Option Exercises and Holdings

The following table identifies the number and value of unexercised options for the officers named in the Summary Compensation table at December 31, 2005. No options were exercised during 2005, and, accordingly, columns for shares acquired and value realized for stock options exercised by the officers during 2005 have been omitted.

DECEMBER 31, 2005 OPTION VALUES

	Number of Shares Underlying Unexercised Options at December 31, 2005 (#)		Value of Unexercised In-the-Money Options at December 31, 2005 ($ )(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Jirka Rysavy	200,000	—	1,827,000	—
Lynn Powers	420,000	140,000	2,322,700	1,149,400
Janet Mathews	56,800	23,200	347,878	190,472
Lou Weiss	—	75,000	—	246,750
Mark Lipien	46,200	5,800	262,702	47,618

(1)          The aggregate amount is based on the difference between the exercise price of the individual stock options and the closing price of $13.51 for Gaiam’s shares as reported on the NASDAQ National Market on December 31, 2005.

Employment Contracts and Termination of Employment

On August 4, 2005, Gaiam entered into a series of agreements with Revolution Living, LLC; its founder, Steve Case; and Revolution Living’s LIME Media subsidiary, whereby Revolution Living acquired 2,500,000 shares of Gaiam’s Class A Common Stock and Gaiam acquired an interest in LIME Media. Simultaneously with the transactions with Revolution Living, Gaiam and Mr. Rysavy agreed to enter into an employment agreement pursuant to which Mr. Rysavy will serve as Chief Executive Officer and Chairman of Gaiam for a four year period at a base salary of $290,000, and Gaiam and Ms. Powers agreed to enter into an employment agreement pursuant to which Ms. Powers will serve as President for a four year period at a base salary of $290,000.  These employment agreements were filed with the Securities and Exchange Commission on Form 8-K as Exhibits 10.3 and 10.4 on August 9, 2005.

Gaiam does not typically enter into written employment agreements with any employees. However, Gaiam’s directors, officers and managers are required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave Gaiam.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Messrs. Feinblum, Argyropoulos, and Ray and Ms. Mowry during 2005.  None of the members of the Compensation Committee has ever been an officer or employee of Gaiam, Inc. or any of its subsidiaries.

In 2005, none of Gaiam’s executive officers:

•  served as a member of the compensation committee (or committee performing a similar function, or in the absence of such committee, the board of directors) of another entity, one of whose executive officers served on Gaiam’s Compensation Committee or Board of Directors; or

•  served as a director of another entity, one of whose executive officers served on Gaiam’s Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board of Directors, oversees management’s conduct of internal control processes and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report information required for public disclosure.

Gaiam’s management is responsible for establishing and maintaining adequate internal financial controls, for the preparation of Gaiam’s consolidated financial statements and for the public reporting process. The firm of Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”), as Gaiam’s independent registered public accounting firm for 2005, was responsible for performing an independent audit of Gaiam’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon expressing its opinion as to whether Gaiam’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Gaiam in conformity with accounting principles generally accepted in the United States.  EKS&H was also responsible for performing an audit and expressing an opinion on management’s assessment of the effectiveness of Gaiam’s internal control over financial reporting, along with expressing its own opinion on the effectiveness of Gaiam’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed Gaiam’s audited consolidated financial statements for the year ended December 31, 2005 with management and representatives of EKS&H, management’s assessment of the effectiveness of Gaiam’s internal control over financial reporting and EKS&H’s evaluation of Gaiam’s internal control over financial reporting.  EKS&H concluded, in its Report of Independent Registered Public Accounting Firm dated March 15, 2006, that “in our opinion, Gaiam, Inc. and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005 and 2004, based on the COSO Criteria.”

The Audit Committee also discussed with EKS&H the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”  The Audit Committee reviewed with EKS&H, who was responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.  Also, the Audit Committee discussed the results of the annual audit and such other matters required to be communicated with the Audit Committee under professional auditing standards.

In discharging its oversight responsibility over the audit process, the Audit Committee obtained from our independent auditors statements describing all relationships between our independent auditors and us that might bear on our auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence.

The Audit Committee recommended to our Board that our audited financial statements for the year ended December 31, 2005 be included in our Annual Report on Form 10-K for 2005 for filing with the Securities and Exchange Commission, in reliance upon (1) the Audit Committee’s reviews and discussions with management and EKS&H; (2) management’s assessment of the effectiveness of Gaiam’s internal control over financial reporting; (3) the receipt of an opinion from EKS&H, dated March 15, 2006, stating Gaiam’s 2005 consolidated financial statements present fairly in all material respects, the consolidated financial position of Gaiam and its consolidated subsidiaries at December 31, 2005 and the consolidated results of operations and cash flows for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States, and (4) the receipt of EKS&H’s opinion on the effectiveness of Gaiam internal control over financial reporting dated March 15, 2006.

Audit Committee

Barnet Feinblum, Chairperson James Argyropoulos Barbara Mowry

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Gaiam’s Audit Committee discussed fees and other matters relating to accounting services for the 2004 fiscal year with Ernst & Young (“E&Y”) in December 2003 and did not accept E&Y’s initial engagement proposal for the 2004 fiscal year. E&Y was asked to submit a revised proposal to the Audit

Committee for consideration, and E&Y submitted a revised proposal dated June 7, 2004. The Audit Committee reviewed and discussed the revised engagement proposal and engaged E&Y to only provide services through the review of Gaiam’s second quarter results, and notified E&Y that Gaiam intended to seek additional bids for 2004 accounting services. On July 23, 2004, E&Y resigned as our independent accountants, effective following completion of their review of our second quarter financial statements and quarterly report on Form 10-Q for the period ended June 30, 2004.

The reports of E&Y on the financial statements for the two years ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two years ended December 31, 2003 and through July 23, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

During the two years ended December 31, 2003 and through July 23, 2004, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)). E&Y furnished a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements. A copy of that letter, dated July 28, 2004, was attached as Exhibit 16 to our Form 8-K, dated July 23, 2004.

On October 11, 2004, the Audit Committee engaged EKS&H to serve as Gaiam’s independent registered public accounting firm for the fiscal year ended December 31, 2004. EKS&H’s engagement was effective for the filing of our Form 10-Q for the quarter ended September 30, 2004.

During the two years ended December 31, 2003 and through October 11, 2004, we did not consult with EKS&H with respect to any of the matters or events set forth in Item 304(a)(i) or (ii) of Regulation S-K.

Disclosure of Independent Accountant Fees

The following table presents fees for professional services rendered by EKS&H and E&Y, respectively, for the years ended December 31, 2005 and 2004:

EKS&H

Audit and Non-Audit Fees (in $000’s)	2005	2004
Audit fees (1)	$206	$149
Audit related fees (2)	6	—
Tax fees (3)	—	—
All other fees	—	—
Total	$212	$149

E&Y

Audit and Non-Audit Fees (in $000’s)	2005	2004
Audit fees (1)	$13	$34
Audit related fees (2)	—	—
Tax fees (3)	—	—
All other fees	—	—
Total	$13	$34

(1)       Audit fees are fees that we paid for the audit of our annual financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs for the audit of our internal control over financial reporting; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; and all costs and expenses in connection with the above.

(2)       Audit related fees consisted of consultative services on proposed transactions and accounting.

(3)       Tax fees represent fees charged for services for tax advice, tax compliance and domestic and international tax planning.

In accordance with the policies of our Audit Committee and legal requirements, all services to be provided by our independent registered public accounting firm are pre-approved by the Audit Committee. Pre-approved services include audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and such services relate to a particular defined task or scope of work and are subject to a specific budget. In other cases, the chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such action is then communicated to the full Audit Committee at the next Audit Committee meeting. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. If we need such services, we obtain them from other service providers.

The Audit Committee has selected EKS&H to be our independent registered public accounting firm for 2006, and the Audit Committee is in the process of finalizing the engagement.  Representatives of EKS&H are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors consists of Messrs. Feinblum, Argyropoulos and Ray and Ms. Mowry, each of whom qualifies as a non-employee director under Rule 16b-3 under the Exchange Act. The Compensation Committee sets compensation policies applicable to executive officers, has the authority to approve salaries and bonuses and other compensation matters for these executive officers and administers Gaiam’s 1999 Long-Term Incentive Plan.

Executive Compensation Philosophy

Gaiam’s executive compensation policy is designed with the goals of ensuring that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining highly qualified executive officers, and providing total compensation that is competitive with companies in comparable industries or other companies of comparable size, growth and performance. Gaiam’s policies emphasize compensation through long-term equity participation.

Executive Compensation Components

The key components of Gaiam’s compensation program are base salary, eligibility for annual incentive bonus awards and equity participation in the form of stock options. Executive officers are also entitled to customary benefits generally available to all employees of Gaiam, including group medical, dental, life and disability insurance and participation in 401(k) and employee stock purchase plans. The compensation of Gaiam’s executive officers, including our Chief Executive Officer, is not based on any specific relationship to Gaiam’s corporate performance.

Chief Executive Officer Compensation

During 2002, Mr. Rysavy’s annual salary increased from $165,000 to $175,000, which the Board of Directors believed to be a modest salary level given the importance of Mr. Rysavy to the future of Gaiam.  During 2003, Mr. Rysavy voluntarily reduced his annual salary to $165,000, and his compensation continued at this reduced rate through fiscal year 2004. From August 2005, Mr. Rysavy’s base compensation is $290,000 per annum.  The Board concluded that the increase in salary was appropriate in light of Gaiam’s expansion of scale, and that Mr. Rysavy’s salary would still be modest in comparison to salaries paid at other public media companies.

Compensation Committee
Barbara Mowry, Chairperson Barnet Feinblum Paul Ray James Argyropoulos

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

STOCK PERFORMANCE GRAPH

        The graph below shows, for the five years ended December 31, 2005, the cumulative total return on an investment of $100 in our Class A common stock, assumed to have been made on December 31, 2000.  The graph compares such return with that of comparable investments assumed to have been made on the same date in (a) the NASDAQ Stock Market (U.S. Companies) Index and (b) a peer group of other lifestyle companies, selected in good faith, comprised of Harley-Davidson, Inc.; Martha Stewart Living Omnimedia, Inc.; and Starbucks Corporation and (c) a new media peer group, comprised of Martha Steward Living Omnimedia, Inc.; The Walt Disney Company; and Lions Gate Entertainment Corp. Gaiam did not believe a sufficient number of public companies that primarily engaged in Gaiam’s lines of business existed to permit construction of a peer group of such companies, and, accordingly, Gaiam had selected its peer group from companies who focus on their lifestyle brands. As Gaiam’s business model has evolved, a peer group of media companies, which are more closely aligned with Gaiam’s current model, have been chosen to replace the lifestyle peer group.  Results from both peer groups have been reflected in the graph below.  Although total return for the assumed investment reflects a reinvestment of all dividends on December 31st of the year in which such dividends are paid, no cash dividends were paid on our common stock during the periods presented.  Our Class A common stock is quoted by The NASDAQ Stock Market’s National Market under the trading symbol GAIA.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG GAIAM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND TWO PEER GROUPS

*  $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.  On October 29, 1999, Gaiam commenced trading on the NASDAQ stock exchange at $5.00 per share.  The closing price of Gaiam’s stock on December 31, 2005 was $13.51. Gaiam’s fiscal year ends on December 31.

This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act and is not to be deemed to be soliciting material.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jacquelyn Abraham, the daughter of Gaiam’s Director, President and CEO of North American Operations Lynn Powers, was promoted to Director of Gaiam Media and Human Resources on February 24, 2005 and Gaiam requested that she relocate to the corporate headquarters.  The Audit Committee approved a relocation reimbursement allowance of $25,000 for Ms. Abraham.  Should she voluntarily terminate her employment within a two year period from the effective date, or if Gaiam terminates her employment for cause, all or a portion of the $25,000 is reimbursable to Gaiam.   During 2005, Ms. Abraham earned a total of $89,945 in regular and bonus compensation, and was granted a stock option under Gaiam’s 1999 Long-Term Incentive Plan for 5,000 shares at an exercise price of $5.49 per share.  In March 2006, the Audit Committee approved Ms. Abraham’s annual salary of $95,000.

Jim Argyropoulos and Barney Feinblum, Gaiam Board Members, collectively own approximately 2.5% of the outstanding shares of Conscious Media, Inc., a company in which Gaiam has an ownership interest of approximately 51.3%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gaiam’s directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Gaiam’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of Gaiam. Directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish Gaiam with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to Gaiam and the representations made by the reporting persons to Gaiam, Gaiam believes that during 2005 its directors, officers and 10% holders complied with all the filing requirements under Section 16(a) of the Exchange Act, except Mr. Nark inadvertently failed to make one filing within the prescribed reporting timeframe with respect to stock options granted to them during 2005.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at Gaiam’s annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in Gaiam’s proxy statement and form of proxy relating to the 2007 annual meeting of shareholders, they must be received by Gaiam not later than January 31, 2007, unless the date of the 2007 meeting of shareholders is changed by more than 30 days from June 22, 2007.

In addition, under the terms of Gaiam’s Bylaws, unless the date of the 2007 meeting of shareholders is changed by more than 30 days from June 22, 2007, shareholders who intend to present an item of business or nomination at the 2007 annual meeting of shareholders (other than a proposal submitted for inclusion in Gaiam’s proxy material(s)) must provide notice in writing of such business or nomination to Gaiam no earlier than March 16, 2007 and no later than April 20, 2007.

Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to Gaiam at 360 Interlocken Boulevard, Broomfield, Colorado 80021, Attention: Secretary.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report and proxy statement will be sent to that address unless any shareholder at that address gave contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, please contact Computershare Trust Company (Gaiam’s transfer agent & registrar) in writing by mailing to Computershare Trust Company, Attention: Householding, 350 Indiana Street, Suite 800, Golden, CO 80401, or by faxing your request to: 303-262-0700. You can also contact Gaiam by calling 303-222-3600.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Gaiam Board of Directors, c/o Corporate Secretary, Gaiam, Inc., 360 Interlocken Boulevard, Broomfield, CO 80021.  The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.  If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

OTHER MATTERS

Management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED.

GAIAM, INC.
Proxy for Annual Meeting of Shareholders
June 22, 2006

EXHIBIT A

GAIAM, INC.

1999 LONG-TERM INCENTIVE PLAN

AMENDED AND RESTATED AS OF JANUARY 2, 2006

Section 1. Purpose. The purpose of this Plan is to advance the interests of Gaiam and its shareholders by providing incentives to certain Eligible Persons (as defined below) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2. Definitions. The definitions applicable to this Plan are provided in Appendix A.

Section 3. Administration. The Committee shall administer this Plan and shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size and terms of the Award to be made to each Eligible Person selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants. Notwithstanding the foregoing or any other provision of this Plan, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for his own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys’ fees) incurred by a such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section.

Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5. Awards under this Plan.

(a)                                  Types of Awards. Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Grants and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b)                                  Maximum Number of Shares that May be Issued. There may be issued under this Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 2,100,000 Common Shares, subject to adjustment as provided in Section 15. No Eligible Person may receive Awards under this Plan for more than 400,000 Common Shares in any one fiscal year of Gaiam, subject to adjustment as provided in Section 15. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c)                                  Rights with Respect to Common Shares and Other Securities. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is required to be issued based upon the date any Award was exercised. In all events, a Participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance to him of a stock certificate representing such shares.

Section 6. Stock Options. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company and who have Associated Awards only to the extent that such Associated Awards do not disqualify the Incentive Stock Option’s status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the

Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)                                  The exercise price of a Stock Option may be equal to or greater than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to an employee of the Company, the exercise price shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, or if granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.

(b)                                  The Committee shall determine the number of Common Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(c)                                  Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d)                                  A Stock Option shall not be exercisable:

(i)                                    in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

(ii)                                unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in subsection 6(i).

(e)                                  The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code.

(f)                                    In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

(g)                                 It is the intent of Gaiam that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations

(and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(h)                                 A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

(i)                                    For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion; provided, however, that, unless the Committee determines otherwise, for purposes of making such payment in Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and shall have been held by the Participant for a period of at least six (6) months.

Section 7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)                                  The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)                                  The Award of Stock Appreciation Rights shall not be exercisable:

(i)                                    unless the Associated Award, if any, is at the time exercisable;

(ii)                                if the Associated Award is a Stock Option and the Fair Market Value per share of the Common Shares on the exercise date does not exceed the exercise price per share of such Stock Option; and

(iii)                            if the Associated Award is an Incentive Stock Option and the exercise of the Award of Stock Appreciation Rights would disqualify the Incentive Stock Option as such under the Code.

(c)                                  The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

(d)                                  An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated

Award) to Gaiam and to receive from Gaiam in exchange thereof, without payment to Gaiam, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Gaiam Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

(e)                                  A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8. Restricted Stock. The Committee may grant Awards of Restricted Stock either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a)                                  The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)                                  Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Common Shares subject to such Award.

(c)                                  Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Gaiam Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Gaiam, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

(d)                                  The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

Section 9. Performance Grants. The Committee may grant Awards of Performance Grants either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Gaiam Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

(a)                                  The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Common Shares, Other Gaiam Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)                                  The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c)                                  The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

(d)                                  The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

(i)                                    was not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

(ii)                                was awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

(e)                                  Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Gaiam as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Gaiam Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

Section 10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a)                                  forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

(b)                                  subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(c)                                  credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

Section 11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Gaiam Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion, provided however, that any such deferral shall comply with the requirements of Code Section 409A. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

Section 12. Transferability of Awards. A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will, by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 13. Amendment or Substitution of Awards under this Plan. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan and provided further that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

Section 14. Termination of a Participant. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

Section 15. Dilution and Other Adjustments. If any change in the outstanding Common Shares of the Company occurs by reason of any stock split of or stock dividend on the Common Shares, then,

except as otherwise determined by the Committee, the terms of any outstanding Awards shall be equitably adjusted. If any change in the outstanding Common Shares occurs by reason of any split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all of its assets, distribution to shareholders (other than a stock dividend or a normal cash dividend on the Common Shares), or other extraordinary or unusual event (other than a stock split of the Common Stock as provided above), then the Committee may determine, in its discretion, to terminate all outstanding Awards immediately prior to the consummation of any such event, or make an equitable adjustment in the terms of any outstanding Award and/or the number of Common Shares available for Awards. Any such termination or adjustment made by the Committee and shall be final, conclusive and binding for all purposes of the Plan. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company.

Section 16. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which he may be entitled with respect to any Award under this Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

Section 18. Miscellaneous Provisions.

(a)                                  Any proceeds from Awards shall constitute general funds of Gaiam.

(b)                                  No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c)                                  No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

(d)                                  No Participant or other person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(e)                                  No Common Shares, Other Gaiam Securities or property, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for Gaiam shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

(f)                                    It is the intent of Gaiam that this Plan comply in all respects with Rule 16b-3 and Section 162(m) with respect to Awards granted to executive officers of Gaiam, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void with respect to Awards granted to executive officers of Gaiam to the extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of Gaiam that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

It is the intent of Gaiam that this Plan comply in all respects with any applicable provisions of Code Section 409A with respect to Awards granted under this plan and any amendment or revision of such Awards, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Code Section 409A such Plan provision shall be deemed null and void to the extent required to permit such Awards to comply with any applicable provisions of Code Section 409A. Specifically, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code section 409A or the regulations issued thereunder, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

(g)                                 The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Gaiam to issue Common Shares, Other Gaiam Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to Gaiam, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Gaiam may refuse to issue Common Shares, Other Gaiam Securities or property, other securities or property, or other forms of payment, or any combination thereof.

Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Gaiam to withhold, or agreeing to surrender to Gaiam on or about the date such tax liability is determinable, Common Shares, Other Gaiam Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

(h)                                 The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

(i)                                    This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j)                                    By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k)                                The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

(l)                                    The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

(m)                              Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n)                                 If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)                                  The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)                                  For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 13.

Section 20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)                                  upon the adoption of a resolution of the Board terminating this Plan; or

(b)                                  the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13.

Section 21. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

APPENDIX A

The following terms shall have the meaning indicated:

(a)                                  “Actual Value” has the meaning set forth in Section 9.

(b)                                  “Associated Award” shall mean an Award granted concurrently or subsequently in conjunction with another Award.

(c)                                  “Award” shall mean an award of rights to an Eligible Person under this Plan.

(d)                                  “Award Period” has the meaning set forth in subsection 9(b).

(e)                                  “Beneficiary” has the meaning set forth in Section 16.

(f)                                    “Board” shall mean the board of directors of Gaiam.

(g)                                 “Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

(h)                                 “Committee” shall mean the person or persons responsible for administering the Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under the Plan, including administering certain Awards under the Plan. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under the Plan, including administering certain Awards under the Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “nonemployee directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean a person or person designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Gaiam to comply with the conditions for Rule 16b-3 or Section 162(m).

(i)                                    “Company” shall mean Gaiam and any parent, subsidiary or affiliate of Gaiam.

(j)                                    “Common Shares” shall mean shares of Class A common stock, par value $0.0001 per share, of Gaiam and stock of any other class into which such shares may thereafter be changed.

(k)                                “Effective Date” shall June 1, 1999.

(l)                                    “Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.

(m)                              “Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

(n)                                 “Fair Market Value” shall mean such value rounded up to the nearest cent as determined by the Committee in accordance with applicable law.

(o)                                  “Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

(p)                                  “Maximum Value” has the meaning set forth in subsection 9(a).

(q)                                  “Gaiam” shall mean Gaiam, Inc., a Colorado corporation.

(r)                                  “Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

(s)                                  “Other Gaiam Securities” shall mean Gaiam securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

(t)                                    “Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

(u)                                 “Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other Gaiam Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

(v)                                   “Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of the Plan, (a) executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (b) Participants’ family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order and (ii) any trust established for the benefit of any person described in clause (i). For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

(w)                                “Plan” shall mean this Gaiam, Inc. 1999 Long-Term Incentive Plan.

(x)                                  “Purchased Option” shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

(y)                                  “Restricted Period” has the meaning set forth in subsection 8(b).

(z)                                  “Restricted Stock” shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

(aa)                            “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

(bb)                            “Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

(cc)                            “Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

(dd)                            “Stock Appreciation Right” shall mean an Award of a right to receive (without payment to Gaiam) cash, Common Shares, Other Gaiam Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

(ee)                            “Stock Option” shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

(ff)                                “Ten Percent Employee” shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Gaiam or any parent or subsidiary of Gaiam.

(gg)                          “Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAIAM, INC.

The undersigned hereby appoints Jirka Rysavy and Lynn Powers as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Gaiam, Inc. held of record by the undersigned on April 25, 2006, at the 2006 annual meeting of shareholders of Gaiam, Inc. and any adjournment or postponement thereof, as follows:

The undersigned has received the Notice of Meeting, the proxy statement relating to the annual meeting of shareholders to be held June 22, 2006, and Gaiam’s Annual Report for its year ended December 31, 2005, and hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS INDICATED AND FOR THE OTHER PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY.

A.            PROPOSAL # 1 - ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

01—Jirka Rysavy
02—Lynn Powers
03—James Argyropoulos
04—Barnet M. Feinblum
05—David Golden
06—Barbara Mowry
07—Ted Nark
08—Paul H. Ray

❑                                    FOR all nominees

❑                                    WITHHOLD AUTHORITY to vote for all nominees

❑                                    FOR ALL EXCEPT: to withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the space provided to the right: ___________

B.                                    PROPOSAL #2 – AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN

To authorize an amendment to our 1999 Long-Term Incentive Plan. The Board of Directors recommends a vote FOR this proposal.

❑	FOR	❑	AGAINST	❑	ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

		Dated:	, 2005

Signature 1	Signature 2

Please sign exactly as your name or names appear on this proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, and where more than one executor, etc., is named, a majority must sign. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign full partnership name by an authorized person.

❑

Mark this box with an X if you have made changes to your name or address details.